Exhibit 99.1

$700,000,000

CONSTELLATION BRANDS, INC.

7.25% Senior Notes due 2017

Guaranteed by

Certain Subsidiaries

Purchase Agreement

May 9, 2007

BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York , NY 10019

Ladies and Gentlemen:

Constellation Brands, Inc., a Delaware corporation (the “Company”), by this agreement (this “Agreement”) proposes to issue and sell to Banc of America Securities LLC and Citigroup Global Markets Inc. (the “Initial Purchasers”) $700,000,000 aggregate principal amount of its 7.25% Senior Notes due 2017 (the “Notes”). The Notes will initially be unconditionally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by each of the subsidiaries of the Company listed on the signature pages hereto (collectively, the “Guarantors” and, together with the Company, the “Issuers”). The Securities are to be issued under an indenture to be dated May 14, 2007 (the “Indenture”) among the Company, the Guarantors (as defined below) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon exemptions therefrom.

In connection with the sale of the Securities, the Company and the Guarantors have prepared a preliminary offering memorandum, dated May 8, 2007 (the “Preliminary Offering Memorandum”), and have prepared a pricing supplement, dated May 9, 2007 (the “Pricing Supplement”) and attached as Exhibit A hereto, describing the terms of the Securities, each for the information of the Initial Purchasers and for delivery to prospective purchasers of the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are

herein referred to as the “Pricing Disclosure Package”. Promptly after the time this Agreement is executed and delivered by the parties hereto (the “Time of Execution”), the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”). Any reference to the Pricing Disclosure Package or the Final Offering Memorandum shall be deemed to refer to and include any Rule 144A(d)(4) Information (as defined in Section 5(l) of this Agreement) furnished by the Issuers prior to the completion of the distribution of the Securities.

The purchasers of the Securities and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date (as defined below) and to be substantially in the form attached hereto as Annex IV (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will file one or more registration statements with the Securities and Exchange Commission (the “Commission”) registering with the Commission the Securities or the Exchange Securities referred to (and as defined) in such Registration Rights Agreement.

The Issuers hereby agree with the Initial Purchasers as follows:

1. The Issuers hereby agree to issue and sell the Securities to the Initial Purchasers as hereinafter provided, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Issuers the aggregate principal amount of Securities set forth across such Initial Purchaser’s name on Schedule I hereto at the purchase price set forth on such Schedule plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

2. The Issuers further understand that the Initial Purchasers intend to (i) privately offer the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchasers is advisable and (ii) initially offer the Securities upon the terms set forth in the Pricing Disclosure Package and the Final Offering Memorandum.

The Issuers confirm that they have authorized the Initial Purchasers, subject to the restrictions set forth below, to distribute copies of the Pricing Disclosure Package and the Final Offering Memorandum in connection with the offering of the Securities. Each Initial Purchaser hereby makes to the Issuers the following representations and agreements:

(a) it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (“Rule 144A”); and

(b) (i) it will not solicit offers for, or offer to sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act (“Regulation D”)) and (ii) it will solicit offers for the Securities only from, and will offer the Securities only to, persons whom it reasonably believes to be (A) in the case of offers inside the United States “qualified institutional buyers” within the meaning of Rule 144A; and (B) in the case of offers outside the United States, persons other than U.S. persons (“foreign purchasers” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing the Securities are deemed to have represented and agreed as provided in the Pricing Disclosure Package and the Final Offering Memorandum.

With respect to offers and sales outside the United States as described in clause (b)(ii)(B) above, each Initial Purchaser hereby represents and agrees with the Issuers that:

(a) it understands that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of the Pricing Disclosure Package or the Final Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required, and each such Initial Purchaser has established procedures, and will conduct the offering of the Securities pursuant to such procedures, designed to comply in all material respects with all material securities laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers the Securities or has in its possession or distributes the Pricing Disclosure Package or Final Offering Memorandum or any such other material, in all cases at its own expense;

(b) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Securities to the public in that Relevant Member State at any time:

(i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(iii) in any other circumstances which do not require the publication by the Issuers of a prospectus pursuant to Article 3 of the Prospectus Directive;

(c) it understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(d) it has offered the Securities and will offer and sell the Securities (x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, neither such Initial Purchaser, nor any of its Affiliates, nor any person acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and

(e) it agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise prior to 40 days after the closing of the offering, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this Section 2 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

(ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

3. Payment for the Securities shall be made to the Company or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day thereafter, as the Initial Purchasers and the Company may agree in writing). The time and date of such payment for the Securities are referred to herein as the “Closing Date.” Such payment will be made upon delivery to the Initial Purchasers of the Securities registered in such names and in such denominations as the Initial Purchasers shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Initial Purchasers duly paid by the Company. As used herein, the term “Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.

Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the account of the Initial Purchasers of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the transfer to the Initial Purchasers paid by the Company. The Global Note will be made available for inspection by the Initial Purchasers at the office of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, or at such other location as the Company and the Initial Purchasers agree, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

4. Each of the Issuers represents and warrants to each Initial Purchaser that:

(a) Neither the Pricing Disclosure Package, as of the Time of Execution, nor the Final Offering Memorandum, as of its date or as of the Closing Date (as amended or supplemented in accordance with Section 5(c), if applicable), contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto, as the case may be (it being agreed that such information consists solely of the Initial Purchasers’ Information (as defined in Section 7)). The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Pricing Disclosure Package, (ii) the Offering Memorandum, and (iii) any electronic road show or other written communications, in each case used in accordance with Section 5(t). Each such Issuer Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with the Initial Purchasers’ Information provided by any Initial Purchaser expressly for use in any Issuer Written Communication.

(b) The documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Company and each of its consolidated subsidiaries (the “Subsidiaries”) have been duly incorporated or otherwise organized and are validly existing as corporations, limited liability companies, partnerships or other forms of entity, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or organization, with full power and authority (including, as applicable, corporate and other) to own their properties and conduct their respective businesses as described in the Pricing Disclosure Package and the Final Offering Memorandum and

are duly qualified to transact business as foreign corporations in good standing under the laws of each jurisdiction where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, management, condition (financial or otherwise), results of operations or business prospects of the Company and its Subsidiaries considered as a whole (a “Material Adverse Effect”); the Company had at the dates indicated an authorized capitalization as set forth in the Pricing Disclosure Package and the Final Offering Memorandum, and the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and the outstanding shares of capital stock or other ownership interests of each of the Company’s Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable (to the extent applicable) and (except for directors’ qualifying shares) are owned beneficially by the Company free and clear of all liens, encumbrances, equities and claims (collectively, “Liens”) except for the Liens securing the Company’s Credit Agreement, dated as of June 5, 2006 (the “Credit Agreement”), described in the Pricing Disclosure Package and the Final Offering Memorandum. Neither the Company nor any of the Guarantors is in violation of its respective charter, bylaws or other organizational documents and neither the Company nor any of the Guarantors is in default (nor has an event occurred with notice, lapse of time or both that would constitute a default) in the performance of any obligation, agreement or condition contained in any agreement, lease, indenture or instrument of the Company or any Guarantor where such violation or default would have a Material Adverse Effect.

(d) The Issuers have full power and authority to enter into this Agreement, the Registration Rights Agreement and the Indenture and to issue, sell and deliver the Notes, in the case of the Company, and the Guarantees, in the case of the Guarantors, to be sold by them to the Initial Purchasers as provided herein and therein. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Exchange Notes (as defined in the Registration Rights Agreement) by the Company and the Guarantors, as the case may be, and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby does not and will not conflict with or result in a breach or violation by the Company or any Subsidiary, as the case may be, of any of the terms or provisions of, constitute a default by the Company or any Subsidiary, as the case may be, under, or result in the creation or imposition of any Lien upon any of the assets of the Company or any Subsidiary pursuant to the terms of, (A) the Credit Agreement or any other indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or to which any of them or any of their respective properties is subject, (B) the charter, bylaws or other organizational documents of the Company or any Subsidiary or (C) any statute, judgment, decree, order, rule or regulation of any foreign or domestic court, governmental agency or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets except, with respect to clauses (A) and (C) of this Section 4(d), for any conflict, breach, violation, default or Liens that would not have a Material Adverse Effect.

(e) The execution and delivery of the Indenture has been duly authorized by all necessary corporate or other action of the Issuers and, when the Indenture has been duly executed and delivered in accordance with its terms by each party thereto, will be a legal, valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws relating to creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The issuance, execution and delivery of the Notes and the Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized by all necessary corporate action of the Company and, when executed, issued and delivered by the Company and authenticated by the Trustee and paid for in accordance with this Agreement, will be the legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The issuance, execution and delivery of the Guarantees has been duly authorized by all necessary corporate or other action of each Guarantor and, when executed, issued and delivered by each Guarantor and when the Notes are authenticated by the Trustee and paid for in accordance with this Agreement, the Guarantees will be the legal, valid, binding and enforceable obligations of each Guarantor, entitled to the benefits of the Indenture subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The execution and delivery of the Registration Rights Agreement has been duly authorized by all necessary corporate or other action of the Issuers and, when the Registration Rights Agreement has been duly executed and delivered in accordance with its terms by each party thereto, will be a legal, valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws relating to creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The execution and delivery of this Agreement by the Issuers has been duly authorized by all necessary corporate or other action, and this Agreement has been duly executed and delivered by the Issuers and is the valid and legally binding agreement of each of the Issuers.

(f) Except as described or referred to in the Pricing Disclosure Package and the Final Offering Memorandum, there is not pending, or to the knowledge of the Issuers threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or might materially adversely affect the consummation of the offering of the Securities pursuant to this Agreement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Pricing Disclosure Package and the Final Offering Memorandum, including ordinary routine litigation incidental to the business, would not, in the aggregate, result in a Material Adverse Effect.

(g) KPMG LLP are independent registered public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder. The historical financial statements of the Company (including the related notes) contained in or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum comply as to form in all material respects with the requirements applicable to a registration statement on Form S-3 under the Securities Act; such historical financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied throughout the periods covered thereby and fairly present the financial position of the Company at the respective dates indicated and the results of its operations, cash flows and statements of stockholders’ equity for the respective periods indicated. The financial information contained in or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum and relating to the Company is derived from the accounting records of the Company and its Subsidiaries and fairly presents in all material respects the information purported to be shown thereby. The other historical financial and statistical information and data included in the Pricing Disclosure Package or the Final Offering Memorandum fairly presents, in all material respects, the information purported to be shown thereby.

(h) Except as described in or contemplated by the Pricing Disclosure Package and the Final Offering Memorandum, subsequent to February 28, 2007, (i) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would have a Material Adverse Effect; and (ii) there has not been any change in the capital stock of the Company (other than as a result of the exercise of the Company’s outstanding stock options, purchases under the Company’s 1989 Employee Stock Purchase Plan, as amended, any purchases under the Company’s

UK Sharesave Scheme, restricted Class A Common Stock grants to the Company’s directors and employees or as a result of the conversion of the Company’s Class B Common Stock into Class A Common Stock) or any material change in the consolidated long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, condition (financial or otherwise), prospects or operations of the Company and the Subsidiaries taken as a whole.

(i) The Company and each of the Subsidiaries have good and marketable title to all properties and assets, as described in the Pricing Disclosure Package and the Final Offering Memorandum as owned by them free and clear of all Liens, except as provided in the Credit Agreement and such as are described in the Pricing Disclosure Package and the Final Offering Memorandum or do not interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries and would not individually or in the aggregate result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and the Subsidiaries taken as a whole, and under which the Company or any of the Subsidiaries holds properties described in the Pricing Disclosure Package and the Final Offering Memorandum, are in full force and effect and neither the Company nor any of the Subsidiaries has any notice of any claims of any sort that have been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under such leases or subleases, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claims would have a Material Adverse Effect.

(j) Each of the Company and the Subsidiaries owns or possesses all governmental and other licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own, lease and operate its properties and to conduct its business as presently conducted by it and described in the Pricing Disclosure Package and the Final Offering Memorandum, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the “Material Licenses”); all of the Material Licenses are valid and in full force and effect, except where the invalidity of such Material License or the failure of such Material License to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or any of its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Material Licenses which would, individually or in the aggregate, have a Material Adverse Effect.

(k) Each of the Company and its Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions,

copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other patentable and/or unpatentable proprietary or confidential information or procedures) (collectively, “intellectual property”) necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein and which infringement or conflict would have a Material Adverse Effect.

(l) None of the Company or any of its Subsidiaries has taken, or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

(m) None of the Issuers, any affiliate of any Issuer or any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and each of the Issuers, any affiliate of any Issuer and any person acting on its or their behalf have complied with and will implement the “offering restrictions” requirements of Regulation S.

(n) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(o) Assuming the accuracy of the representations of the Initial Purchasers contained in Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended (the “TIA”).

(p) None of the Company or any of its Subsidiaries is an investment company required to be registered under the Investment Company Act of 1940, as amended.

(q) Except as described in the Pricing Disclosure Package and the Final Offering Memorandum, the Company and its Subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not individually or in the aggregate have a Material Adverse Effect. None of the Company or any of its Subsidiaries is the subject of any pending or, to the knowledge of any of the Issuers, threatened foreign, federal, state or local investigation evaluating whether any remedial action by the Company or any of its Subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company’s or any of its Subsidiaries’ business operations or ownership or possession of any of their properties or assets, or is in contravention of any Environmental Law that would, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its Subsidiaries has received any notice or claim, nor are there pending or, to the knowledge of any of the Issuers, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that would have a Material Adverse Effect. As used herein, “Environmental Laws” means any foreign, federal, state or local law or regulation applicable to the Company’s or any of its Subsidiaries’ business operations or ownership or possession of any of their properties or assets relating to environmental matters, and “Hazardous Materials” means those substances that are regulated by or form the basis of liability under any Environmental Laws.

(r) No relationship, direct or indirect, exists between or among the Company and its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the documents incorporated by reference into the Pricing Disclosure Package and the Final Offering Memorandum that is not so described.

(s) No labor problem exists with the employees of the Company or any of its Subsidiaries or, to the knowledge of the Issuers, is imminent that, in either case, would have a Material Adverse Effect.

(t) Except as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, all United States federal income tax returns and all foreign tax returns of the Company and its Subsidiaries required by law to be filed have been filed (taking into account extensions granted by the applicable federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect. All other corporate franchise and income tax returns of the Company and its Subsidiaries required to be filed pursuant to applicable foreign, federal, state or local laws have been filed, except insofar as the failure to file such returns would not individually or in the aggregate result in a Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

(u) The Company and each of its Subsidiaries maintain (and in the future will maintain) a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(v) The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations, with the participation of their respective principal executive and principal financial officers, or persons performing similar functions of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(w) Each of the Company and its Subsidiaries is in compliance with, and none of such entities has received any notice of any outstanding violation of, all laws, regulations, ordinances and rules applicable to it and its operations, except, in either case, where any failure by the Company or any of its Subsidiaries to comply with any such law, regulation, ordinance or rule would not, individually or in the aggregate, result in a Material Adverse Effect.

(x) Neither the issuance, sale or delivery of the Securities nor the application of the proceeds thereof by the Company as set forth in the Pricing Disclosure Package and the Final Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(y) The Company and the Guarantors, taken as a whole, are, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to the Company and the Guarantors on a particular date, that on such date (A) the fair market value of the assets of the Company and the Guarantors is greater than the amount that will be required to pay the probable liabilities of such entities on their debts as they become absolute and matured, (B) assuming the sale of the Securities as contemplated by this Agreement and as described in the Pricing Disclosure

Package and the Final Offering Memorandum, the Company and the Guarantors are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature, (C) the Company and the Guarantors are able to realize upon their assets and pay their debts and other liabilities, including contingent obligations, as they mature and (D) the Company and the Guarantors do not have unreasonably small capital.

(z) Other than this Agreement, neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Issuers or any Subsidiary or any Initial Purchaser for a brokerage commission, finders’ fee or like payment in connection with the offering and sale of the Securities.

(aa) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Pricing Disclosure Package or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

Any certificate signed by an officer of any of the Issuers and delivered to the Initial Purchasers or to counsel for the Initial Purchasers at or prior to the Closing Date pursuant to any section of this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by such Issuer, to each Initial Purchaser as to the matters covered thereby.

5. Each of the Issuers covenants and agrees with the Initial Purchasers:

(a) to furnish copies of the Final Offering Memorandum to the Initial Purchasers and to such dealers as the Initial Purchasers shall specify in New York City as soon as practicable (but in any event in sufficient time as to allow the Initial Purchasers and such dealers to deliver such Final Offering Memorandum prior to or simultaneously with confirmations of sale) after the date of this Agreement in such quantities as the Initial Purchasers may reasonably request;

(b) to furnish to the Initial Purchasers without charge, as many copies of the exhibits and documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum as the Initial Purchasers may reasonably request;

(c) to not make any amendment or supplement to the Pricing Disclosure Package or the Final Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers or counsel for the Initial Purchasers shall reasonably object; and to prepare, promptly upon the Initial Purchasers’ reasonable request, any amendment or supplement to the Pricing Disclosure

Package and the Final Offering Memorandum that, in the opinion of counsel for the Initial Purchasers, may be necessary in connection with the distribution of the Securities by the Initial Purchasers;

(d) that, if at any time prior to the completion of the initial placement of the Securities, any event shall occur as a result of which it is necessary to amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum in order that the Pricing Disclosure Package or the Final Offering Memorandum does not contain an untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum to comply with law, forthwith to prepare and furnish, at the expense of the Issuers, to the Initial Purchasers and to the dealers (whose names and addresses the Initial Purchasers will furnish to the Issuers) to which Securities may have been sold by the Initial Purchasers on behalf of the Initial Purchasers and to any other dealers upon request, such amendments or supplements to the Pricing Disclosure Package or the Final Offering Memorandum as may be necessary so that the statements in the Pricing Disclosure Package or the Final Offering Memorandum as so amended or supplemented will not contain an untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or so that the Pricing Disclosure Package or the Final Offering Memorandum will comply with law;

(e) to use its commercially reasonable best efforts to qualify the Securities for offer and sale under the securities or Blue Sky of such jurisdictions as the Initial Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Initial Purchasers) incurred in connection with such qualification; provided that the Issuers shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction, and provided, further, that all fees and expenses incurred in connection with qualifying the Securities for offer and sale after the first anniversary of the public offering of such Securities shall be paid by the Initial Purchasers;

(f) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Issuers hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Securities (including the payment of any stamp tax or duty in connection therewith), (ii) incident to the preparation and printing of the Pricing Disclosure Package and the Final Offering

Memorandum (including all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Securities under the applicable securities laws of such jurisdictions as the Initial Purchasers may reasonably designate (including fees of counsel for the Initial Purchasers and its reasonable disbursements in connection therewith), (iv) related to any required filing with, and review by, the NASD, (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement and the furnishing to the Initial Purchasers and dealers of copies of the Pricing Disclosure Package and the Final Offering Memorandum, including mailing and shipping, as herein provided, (vi) the cost and charges of any transfer agent, registrar, listing agent, paying agent or custodian, (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities, (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and (ix) all other costs and expenses incidental to the performance by the Company of its obligations hereunder.

(g) to use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds”;

(h) to use its best efforts to do and perform all things required to be done and performed under this Agreement by the Issuers prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities;

(i) to take all reasonable action necessary to enable Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or their respective successors or assigns, to provide their respective credit ratings of the Securities;

(j) during the period beginning on the date hereof and continuing to and including the Business Day following the date that is 60 days after the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Company or any Guarantor which are substantially similar to the Securities without the consent of Banc of America Securities LLC (which consent shall not be unreasonably withheld);

(k) to use its best efforts to cause the Securities to be eligible for trading on The PORTAL Market of the NASD;

(l) while the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, that each of the Company and each Guarantor will, during any period in which it is not subject to Section

13 or 15(d) under the Exchange Act, make available to the purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) (“Rule 144A(d)(4) Information”) under the Securities Act (or any successor thereto);

(m) that neither the Company nor any Guarantor will take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;

(n) that except as contemplated under the Registration Rights Agreement, none of the Company, any Guarantor, any of their respective affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company, the Guarantor or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(o) that none of the Company, any Guarantor, any of their respective affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on behalf of any of the foregoing has engaged or will engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S under the Securities Act;

(p) that none of the Issuers, any of their respective affiliates (as defined in Regulation 501(b) of Regulation D under the Securities Act) or any person acting on behalf of the Issuers or such affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities and the Company and each Guarantor will take all action that is appropriate or necessary to assure that their offerings of other securities will not be integrated for purposes of the Securities Act with the offerings contemplated hereby;

(q) with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), not to register any transfer of such Securities not made in accordance with the provisions of Regulation S under the Securities Act and not to, except in accordance with the provisions of Regulation S under the Securities Act, issue any such Securities in definitive form in contravention of Regulation S under the Securities Act;

(r) to comply with all of the terms and conditions of the Registration Rights Agreement;

(s) prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, to qualify the Indenture under the TIA, and to enter into any necessary supplemental indentures in connection therewith; and

(t) Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably object.

6. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

(a) McDermott, Will & Emery LLP, special counsel for the Company, shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Annex I hereto.

(b) Nixon Peabody LLP, counsel for the Issuers, shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Annex II hereto.

(c) DLA Piper US LLP, local counsel for one of the Guarantors, shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Annex III hereto.

(d) The Initial Purchasers shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Indenture, the Pricing Disclosure Package, the Final Offering Memorandum (together with any supplement thereto) and other related matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) The Company shall have furnished to the Initial Purchasers a certificate of the Company, signed by the Company’s Treasurer or another officer of the Company with specific knowledge about the Company’s financial and operational matters reasonably satisfactory to the Initial Purchasers, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Pricing Disclosure Package, the Final Offering Memorandum and any supplements or amendments thereto used in connection with the offering of the Securities, and this Agreement and that:

(i) the representations and warranties of each of the Issuers in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Issuers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date; and

(ii) since February 28, 2007, there shall not have occurred any event that would have a Material Adverse Effect or any development involving a prospective Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto).

(f) The Issuers shall have requested and caused KPMG LLP to have furnished to the Initial Purchasers, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to the Initial Purchasers), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum.

(g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Issuers and their subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

(h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(i) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005, on the Closing Date.

7. The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its officers and directors, each person, if any, who controls any Initial Purchaser and each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Issuer Written Communication or the Final Offering Memorandum (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except with respect to the Pricing Disclosure Package, any Issuer Written Communication and the Final Offering Memorandum, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Initial Purchasers’ Information.

Each Initial Purchaser agrees to indemnify and hold harmless each of the Issuers, its directors, its officers and each person who controls such Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to such losses, claims, damages or liabilities which are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Initial Purchasers’ Information (as defined below) provided by such Initial Purchaser. For purposes of this Agreement, the “Initial Purchasers’ Information” consists of the following: in the Preliminary Offering Memorandum and the Final Offering Memorandum in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Plan of Distribution”: (x) the list of Initial Purchasers and their respective participation in the sale of the Securities and (y) the paragraph related to stabilization, syndicate covering transactions and penalty bids constitute the only information furnished in writing by or on behalf of the several Initial Purchasers for inclusion in the Preliminary Offering Memorandum, the Final Offering Memorandum or any Issuer Written Communication.

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “Indemnified Person”) shall promptly notify the person or persons against whom such indemnity may be sought (each an “Indemnifying Person”) in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities and such control persons of any Initial Purchaser shall be designated in writing by the Initial Purchasers, and any such separate firm for the Issuers, their respective directors, their respective officers and such control persons of any of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering and sale of the Securities (before deducting expenses) received by the Issuers and the total underwriting commissions received by the Initial Purchasers. The relative fault of the Issuers on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or by the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Each of the Issuers and each of the Initial Purchasers agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Issuers, their respective officers or directors or any other person controlling any of the Issuers and (iii) acceptance of and payment for any of the Securities.

8. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchasers, impractical or inadvisable to proceed with the offering, sale or delivery of the Securities as contemplated in the Pricing Disclosure Package or the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

9. This Agreement shall become effective upon the Time of Execution.

10. If this Agreement shall be terminated by the Initial Purchasers, because of any failure or refusal on the part of any of the Issuers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Issuers shall be unable to perform its respective obligations under this Agreement or any condition of the Initial Purchasers’ obligations cannot be fulfilled, the Issuers agree, jointly and severally, to promptly reimburse the Initial Purchasers or such Initial Purchasers that have terminated this Agreement with respect to themselves, for all reasonable out-of-pocket expenses (including the fees and expenses of their counsel) incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

11. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be given, c/o Banc of America Securities LLC (Facsimile: (212) 901-7897), Attention: Legal Department, with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (Facsimile: (212) 269-5420), Attention: Daniel J. Zubkoff, Esq. Notices to the Company shall be given c/o the Company at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450 (Facsimile: (585) 218-3904), Attention: General Counsel, with a copy to McDermott, Will & Emery LLP, 227 West Monroe Street, Chicago, Illinois 60606-5096 (Facsimile: (312) 984-7700), Attention: Bernard Kramer, Esq.

12. The Issuers hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers, on the one hand, and the Initial Purchasers and any affiliate through which any of them may be acting, on the other, (b) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Issuers and (c) the Issuers’ engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Issuers agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Issuers on related or other matters). The Issuers agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Issuers, in connection with such transaction or the process leading thereto.

13. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

14. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

16. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding, please sign and return the enclosed duplicate hereof

Very truly yours,

CONSTELLATION BRANDS, INC.

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Senior Vice President and Treasurer

GUARANTORS

ALLBERRY, INC.
CLOUD PEAK CORPORATION
CONSTELLATION TRADING COMPANY, INC
CONSTELLATION WINES U.S., INC.
FRANCISCAN VINEYARDS, INC.
MT. VEEDER CORPORATION
R.M.E., INC.
THE ROBERT MONDAVI CORPORATION
ROBERT MONDAVI AFFILIATES
ROBERT MONDAVI INVESTMENTS
ROBERT MONDAVI PROPERTIES, INC.
ROBERT MONDAVI WINERY

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President and Assistant Treasurer

BARTON INCORPORATED
BARTON BRANDS, LTD.
BARTON BEERS, LTD.
BARTON BEERS OF WISCONSIN, LTD.
BARTON BRANDS OF CALIFORNIA, INC.
BARTON BRANDS OF GEORGIA, INC.
BARTON CANADA, LTD.
BARTON DISTILLERS IMPORT CORP.
BARTON FINANCIAL CORPORATION
VINCOR INTERNATIONAL PARTNERSHIP
VINCOR INTERNATIONAL II, LLC
VINCOR HOLDINGS, INC.
R.H. PHILLIPS, INC.
THE HOGUE CELLARS, LTD.
VINCOR FINANCE, LLC
BARTON SMO HOLDINGS LLC
ALCOFI INC.
SPIRITS MARQUE ONE LLC

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President

CONSTELLATION LEASING, LLC

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Assistant Treasurer

Accepted by:

BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.

By:	BANC OF AMERICA SECURITIES LLC

By:	/s/ James G. Rose
Name:
Title:

SCHEDULE I

Initial Purchasers: Banc of America Securities LLC and Citigroup Global Markets Inc.

$700,000,000 Aggregate Principal Amount

of 7.25% Senior Notes due 2017 to be Purchased

Banc of America Securities LLC	$350,000,000

Citigroup Global Markets Inc.	$350,000,000

Purchase Price:	99.25% per Note

Initial Purchasers’ Discount:	0.75% per Note

Closing Date:	May 14, 2007.

Closing Location:	Cahill Gordon & Reindel LLP 80 Pine Street New York, NY 10005.

EXHIBIT A

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

Constellation Brands, Inc.

$700,000,000 Senior Notes due 2017

May 9, 2007

Pricing Supplement dated May 9, 2007 to the Preliminary Offering

Memorandum dated

May 8, 2007 of Constellation Brands, Inc.

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered and sold only (a) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. For details about eligible offers, deemed representations and agreements by investors and transfer restrictions, see “Notice to Investors” in the Preliminary Offering Memorandum.

Terms Applicable to the Senior Notes due 2017

Principal Amount:	$700,000,000 aggregate principal amount.

Title of Securities:	7.25% Senior Notes due 2017.

Final Maturity Date:	May 15, 2017.

Issue Price:	100.0% of principal amount plus accrued interest, if any, from and including May 14, 2007.

Interest:	7.25% per annum.

Interest Payment Dates:	May 15 and November 15.

Record Dates:	May 1 and November 1.

First Interest Payment Date:	November 15, 2007.

Optional Redemption:

The Company may redeem the notes in whole or in part at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of

•     100% of the principal amount of the notes to be redeemed; and

•     the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the redemption date) on the notes discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined under “Description of the Notes—Optional Redemption” in the Preliminary Offering Memorandum) plus 50 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

Mandatory Offer to Redeem Upon Change of Control:	If the Company experiences certain kinds of changes of control, the Company must offer to repurchase the notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

Initial Purchasers:	Banc of America Securities LLC Citigroup Global Markets Inc.

Trade Date:	May 9, 2007.

Settlement Date:	May 14, 2007 (T+3).

Distribution:	144A and Regulation S with registration rights as set forth in the preliminary offering memorandum.

ANNEX I

Form of Opinion of McDermott, Will & Emery

(i) The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to execute, deliver and perform all of its obligations under the Notes, the Indenture, the Registration Rights Agreement and the Purchase Agreement (the “Transaction Documents”) and the Exchange Notes and Private Exchange Notes (each as defined in the Registration Rights Agreement).

(ii) No consent, approval, authorization, order, registration or qualification of or with any governmental authority or agency or, to our knowledge, any court or similar body is required under the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware for the execution, delivery or performance of the Transaction Documents, the Exchange Notes or the Private Exchange Notes by the Company or any Guarantor, as the case may be, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers (as to which no opinion is required).

(iii) The execution, delivery and performance of the Transaction Documents, the Exchange Notes or the Private Exchange Notes by the Company and the application of the net proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption “Use of Proceeds” do not (A) violate the charter and by-laws of the Company, (B) violate, constitute a breach of or a default by the Company or any Guarantor, as the case may be, under, or result in the creation or imposition of any lien, security interest or encumbrance upon any of the assets of the Company or any Guarantor, as the case may be, pursuant to the terms of any agreement or instrument listed on Exhibit I hereto, (C) contravene the General Corporation Law of the State of Delaware or any statute, rule or regulation under the laws of the United States and the State of New York applicable to the Company or any of its properties which in such counsel’s experience is normally applicable to transactions of the type contemplated by the Purchase Agreement or (D) to the knowledge of such counsel, violate any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of its properties.

(iv) The Transaction Documents, the Exchange Notes and the Private Exchange Notes have been duly authorized by the Company. The Transaction Documents and the Guarantees have been duly executed and delivered by the Company and each of the Guarantors, as applicable. The sale and the issuance of the Notes, and the execution and delivery thereof, have been duly authorized by requisite corporate action of the Company. The Securities have been duly delivered to the Initial Purchasers by the Company and the Guarantors.

(v) The Indenture is a valid and binding agreement, enforceable against the Company and each Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). When the Notes and the Guarantees have been authenticated in accordance with the terms of the Indenture, the Notes and the Guarantees will be valid and binding obligations of the Company and the Guarantors, respectively, entitled to the benefits of the Indenture and enforceable against the Company and the Guarantors in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(vi) The Registration Rights Agreement is a valid and binding agreement, enforceable against the Company and each Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(vii) The Securities and the Indenture conform in all material respects to the descriptions thereof under the caption “Description of the Notes” in the Preliminary Offering Memorandum and Final Offering Memorandum. The statements made in the Final Offering Memorandum under the caption and “Certain United States Federal Income Tax Considerations,” insofar as they describe certain matters of law, are accurate in all material respects. The Registration Rights Agreement conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Exchange Offer; Registration Rights.”

(viii) Based upon the representations and warranties made by the Issuers and the Initial Purchasers in the Agreement, the offer and sale of the securities by the Issuers and the initial resale of such Securities by the Initial Purchasers in accordance with Section 2 of the Agreement are exempt from the registration requirements of the Securities Act, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Securities, the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy the Securities in the initial resales are qualified institutional buyers (as defined in Rule 144A under the Securities Act) or non-U.S. Persons (as defined in Rule 902 under the Securities Act) and (ii) the accuracy of the Initial Purchasers’ representations and agreements and those of the Company and the Guarantors contained in the Agreement regarding the absence of a general solicitation in connection with the sale of the Securities to the Initial Purchasers and the initial resales thereof (it being understood that such counsel need express no opinion as to any subsequent resale of any Securities).

(ix) The Indenture conforms as to form in all material respects with the requirements of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

(x) Neither the Company nor any Subsidiary is required to register under the Investment Company Act of 1940, as amended (the “1940 Act”), as an “investment company” as such term is defined in the 1940 Act.

(xi) Neither the issuance, sale or delivery of the Securities nor the application of the proceeds thereof by the Company as set forth in the Final Offering Memorandum will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company and the Subsidiaries, and representatives of the independent accountants of the Company and the Initial Purchasers at which the contents of the Pricing Disclosure Package, the Final Offering Memorandum and the related matters were discussed and that although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the Final Offering Memorandum, and need not make any independent check or verification thereof, except as set forth in paragraph (vii) of this form of opinion, based upon the foregoing, no facts came to such counsel’s attention to lead such counsel to believe that (x) the Pricing Disclosure Package (including the documents incorporated therein by reference (except to the extent statements contained in such documents had been modified or superseded by statements contained in the Preliminary Offering Memorandum at the Time of Execution)) as of the Time of Execution contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) the Final Offering Memorandum (including the documents incorporated therein by reference (except to the extent statements contained in such documents have been modified or superseded by statements contained in the Final Offering Memorandum)), as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Such counsel need not express an opinion or belief as to the financial statements, the notes thereto, schedules and other financial data included therein, or incorporated by reference into, or excluded from the Pricing Disclosure Package or the Final Offering Memorandum.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates or statements of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting corporate existence or good standing.

EXHIBIT I TO ANNEX I

1.	Marvin Sands Split Dollar Insurance Agreement as field with the Company’s 10-K for the fiscal year ended February 29, 2004.

2.	Employment Agreement between Barton Incorporated and Alexander L. Berk dated as of September 1, 1990 as amended by Amendment No. 1 to Employment Agreement between Barton Incorporated and Alexander L. Berk dated November 11, 1996.

3.	Amendment No. 2 to Employment Agreement between Barton Incorporated and Alexander L. Berk dated October 20, 1998.

4.	Long-Term Stock Incentive Plan, which amends and restates the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan.

5.	Amendment Number One to the Company’s Long-Term Stock Incentive Plan.

6.	Amendment Number Two to the Company’s Long-Term Stock Incentive Plan.

7.	Amendment Number Three to the Company’s Long-Term Stock Incentive Plan.

8.	Amendment Number Four to the Company’s Long-Term Stock Incentive Plan.

9.	Amendment Number Five to the Company’s Long-Term Stock Incentive Plan.

10.	Amendment Number Six to the Company’s Long-Term Stock Incentive Plan.

11.	Form of Terms and Conditions Memorandum for Employees with respect to the Company’s Long-Term Stock Incentive Plan.

12.	Form of Terms and Conditions Memorandum for Directors with respect to the Company’s Long-Term Stock Incentive Plan.

13.	Form of Restricted Stock Agreement with respect to the Company’s Long-Term Stock Incentive Plan.

14.	Incentive Stock Option Plan of the Company.

15.	Amendment Number One to the Company’s Incentive Stock Option Plan.

16.	Amendment Number Two to the Company’s Incentive Stock Option Plan.

17.	Amendment Number Three to the Company’s Incentive Stock Option Plan.

18.	Form of Terms and Conditions Memorandum with respect to the Company’s Incentive Stock Option Plan.

19.	Annual Management Incentive Plan of the Company.

20.	Amendment Number One to the Company’s Annual Management Incentive Plan.

21.	Amendment Number Two to the Company’s Annual Management Incentive Plan.

22.	2006 Fiscal Year Award Program to the Company’s Annual Management Incentive Plan.

23.	Lease, effective December 25, 1997, by and among Matthew Clark Brands Limited and Pontsarn Investments Limited.

24.	Rent Review Memorandum, dated August 20, 2003, to the Lease by and among Matthew Clark Brands Limited and Pontsarn Investments Limited.

25.	Supplemental Executive Retirement Plan of the Company.

26.	First Amendment to the Company’s Supplemental Executive Retirement Plan.

27.	Second Amendment to the Company’s Supplemental Executive Retirement Plan.

28.	Third Amendment to the Company’s Supplemental Executive Retirement Plan.

29.	2005 Supplemental Executive Retirement Plan of the Company.

30.	Letter Agreement between the Company and Thomas S. Summer, dated March 10, 1997, addressing compensation.

31.	The Constellation Brands UK Sharesave Scheme, as amended.

32.	Letter Agreement between the Company and Thomas J. Mullin, dated February 18, 2000, addressing compensation.

33.	Letter Agreement between the Company and Stephen B. Millar, dated 9 April 2003, addressing compensation.

34.	Non-Competition Agreement between Stephen Brian Millar and BRL Hardy Limited (now known as Hardy Wine Company Limited) dated April 8, 2003.

35.	Memorandum of Agreement (Service Contract) between BRL Hardy Limited and Stephen Brian Millar dated 11 June 1996.

36.	Agreement between the Company and Stephen Brian Millar dated February 16, 2006.

37.	BRL Hardy Superannuation Fund Deed of Variation dated 7 October 1998, together with Amending Deed No. 5 made on 23 December 1999, Amending Deed No. 6 made on 20 January 2003 and Amending Deed No. 7 made on 9 February 2004.

38.	Agreement To Establish Joint Venture Between Barton Beers, Ltd. And Diblo, S.A. De C.V. Dated July 17, 2006.

39.	Barton Contribution Agreement among Barton Beers, Ltd., Diblo, S.A. De C.V., and a Delaware Limited Liability Company to be formed dated July 17, 2006

40.	Arrangement Agreement among the Company and Constellation Canada Holdings Limited And Vincor International Inc. dated April 2, 2006

41.	Amending Agreement among the Company, Constellation Canada Holdings Limited, and Vincor International dated April 21, 2006.

42.	Implementation Deed dated 17 January 2003 between the Company and BRL Hardy Limited.

43.	Transaction Compensation Agreement dated 17 January 2003 between the Company and BRL Hardy Limited.

44.	No Solicitation Agreement dated 13 January 2003 between the Company and BRL Hardy Limited.

45.	Backstop Fee Agreement dated 13 January 2003 between the Company and BRL Hardy Limited.

46.	Letter Agreement dated 6 February 2003 between the Company and BRL Hardy Limited.

47.	Agreement and Plan of Merger, dated as of November 3, 2004, by and among the Company, RMD Acquisition Corp. and The Robert Mondavi Corporation, a California corporation.

48.	Support Agreement, dated as of November 3, 2004, by and among the Company and certain shareholders of The Robert Mondavi Corporation.

49.	2007 Fiscal Year Award Program for Executive Officers to the Company’s Annual Management Incentive Plan.

50.	Letter Agreement dated October 24, 2006, between the Company and Thomas S. Summer.

51.	Amended and Restated Limited Liability Company Agreement of Crown Imports LLC, dated as of January 2, 2007.

52.	Importer Agreement, dated as of January 2, 2007, by and between Extrade II, S.A. de C.V. and Crown Imports LLC.

53.	Administrative Services Agreement, dated as of January 2, 2007, by and between Barton Incorporated and Crown Imports LLC.

54.	Sub-license Agreement, dated as of January 2, 2007, by and between Marcas Modelo, S.A. de C.V. and Crown Imports LLC.

55.	Amendment Number 3 to the Constellation Brands, Inc. Annual Management Incentive Plan.

ANNEX II

Form of Opinion of Nixon Peabody LLP

(i) Each of the Subsidiaries of the Company listed on Exhibit I attached hereto (the “Guarantors”) is a corporation duly incorporated, in each case, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. The Company and each of the Guarantors is duly qualified and in good standing as a foreign corporation in each jurisdiction listed for it on Exhibit II attached hereto. The Company and each Guarantor has all requisite corporate power to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Preliminary Offering Memorandum and the Final Offering Memorandum. All of the issued and outstanding capital stock of each Guarantor has been duly authorized and validly issued and is fully paid and non-assessable and was not issued in violation of any preemptive or similar rights of stockholders arising under the corporate law of the state of incorporation of such Guarantor, the charter or bylaws of such Guarantor, or, to the knowledge of such counsel, any agreement to which such Guarantor is party, and, to the knowledge of such counsel, is owned directly or indirectly by the Company, free and clear of any lien, adverse claim, security interest, restriction on transfer, shareholders’ agreement, voting trust or other encumbrance except for the liens under or in connection with the Credit Agreement.

(ii) The Guarantors have the corporate power and authority to execute, deliver and perform all of their respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantees. The execution, delivery and performance of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Notes and the Guarantees by the Company or any Guarantor, does not (i) violate the charter or bylaws of any Guarantor, (ii) contravene the General Corporation Law of the State of Delaware or any statute, rule or regulation under the laws of the State of New York applicable to the Guarantors or any of their respective properties which in the experience of such counsel is normally applicable to transactions of the type contemplated by the Purchase Agreement, (iii) violate, constitute a default by the Company or any Guarantor as the case may be, under, or result in the creation or imposition of any lien, security interest or encumbrance upon any of the assets of the Company or any Guarantor, as the case may be, pursuant to the terms of, the Credit Agreement or the indentures listed on Exhibit III hereto or (iv) to the knowledge of such counsel, violate any judgment, decree or order of any court or governmental agency or court or body applicable to any of the Guarantors or any of their respective properties.

(iii) The Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantees have been duly authorized, executed and delivered by each Guarantor. The sale and issuance of the Guarantees and the execution and delivery thereof have been duly authorized by requisite corporate action of the Guarantors.

(iv) To the knowledge of such counsel, there is not pending or threatened any action, suit or proceeding to which the Company or any of the Guarantors is a party, or to which the property of the Company or any of the Guarantors is subject which is required to be disclosed in the documents incorporated by reference in the Preliminary Offering Memorandum and the Final Offering Memorandum which is not so disclosed in such documents.

(v) Each of the documents filed by the Company under the Exchange Act and incorporated by reference into the Preliminary Offering Memorandum and the Final Offering Memorandum (collectively, the “Documents”), at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act, and the rules and regulations as promulgated by the Commission under the Exchange Act, except that such counsel need not express any opinion as to the financial statements, schedules, and other financial data included therein or incorporated by reference therein, or excluded therefrom or the exhibits thereto (except to the extent set forth in the next sentence of this paragraph) and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Documents. To such counsel’s knowledge without having made any independent investigation and based upon representations of officers of the Company as to factual matters, there were no contracts or documents required to be filed as exhibits to such Documents on the date they were filed which were not so filed.

EXHIBIT I TO ANNEX II

Guarantors

Guarantor	State of Incorporation
Barton Brands, Ltd.	Delaware

Barton Incorporated	Delaware

Franciscan Vineyards, Inc.	Delaware

Constellation Wines U.S., Inc.	New York

The Robert Mondavi Corporation	California

R.M.E., Inc.	California

Robert Mondavi Properties, Inc.	California

Robert Mondavi Investments	California

EXHIBIT II TO ANNEX II

Company	Foreign Qualifications
Constellation Brands, Inc.	California Florida Georgia Michigan New Hampshire New Jersey New York North Carolina Oklahoma West Virginia Washington

Barton Incorporated	None

Barton Brands, Ltd.	California Florida Illinois Kentucky Maine New Hampshire North Carolina New Jersey Oklahoma West Virginia

Franciscan Vineyards, Inc.	California

Constellation Wines U.S., Inc.	California Idaho Washington

The Robert Mondavi Corporation	None

R.M.E., Inc.	None

Robert Mondavi Properties, Inc.	None

Robert Mondavi Investments	None

EXHIBIT III

1.	Indenture dated as of February 25, 1999 among the Company, the guarantors named therein and Harris Trust and Savings Bank as trustee, as amended by Supplemental Indenture No. 1 dated as of August 6, 1999 among the Company, the new guarantors named therein and Harris Trust and Savings Bank as trustee, as further amended by Supplemental Indenture No. 4 dated as of May 15, 2000 among the Company, the guarantors named therein and Harris Trust and Savings Bank as trustee, as further amended by Supplemental Indenture No. 5 dated as of September 14, 2000 by and among the Company, the guarantors named therein and The Bank of New York as trustee, as further amended by Supplemental Indenture No. 6 dated as of August 21, 2001 among the Company, the new guarantor named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 7 dated as of January 23, 2002 among the Company, the guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 8 dated as of March 27, 2003 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 9 dated as of July 8, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 10 dated as of September 13, 2004 among the Company, the new guarantor named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 11 dated as of December 22, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 12 dated as of August 11, 2006 among the Company, the new guarantor named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 13 dated as of November 30, 2006 among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 14 dated as of December 29, 2006 among the Company, the new guarantor named therein and BNY Midwest Trust Company as Trustee, and as further amended by Supplemental Indenture No. 15 dated as of May 4, 2007 among the Company, the new guarantors named therein and BNY Midwest Trust Company as Trustee.

2.	Indenture dated as of November 17, 1999 among the Company, the guarantors signatory thereto and the Harris Trust and Savings Bank as trustee, as amended by Supplemental

Indenture No. 1 dated as of August 21, 2001 among the Company, the new guarantor named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 2 dated as of March 27, 2003 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank) as trustee, as further amended by Supplemental Indenture No. 3 dated as of July 8, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank) as trustee, as further amended by Supplemental Indenture No. 4 dated as of September 13, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank) as trustee, as further amended by Supplemental Indenture No. 5 dated as of December 22, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, as further amended by Supplemental Indenture No. 6 dated as of August 11, 2006 among the Company, the new guarantor named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 7 dated as of November 30, 2006 among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 8 dated as of December 29, 2006 among the Company, the new guarantor named therein and BNY Midwest Trust Company as trustee, and as further amended by Supplemental Indenture No. 9 dated as of May 4, 2007, among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee.

3.

Indenture dated as of February 21, 2001 among the Company, the guarantors signatory thereto and BNY Midwest Trust Company as trustee, as amended by Supplemental Indenture No. 1 dated as of August 21, 2001 among the Company, the new guarantor named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank) as trustee, as further amended by Supplemental Indenture No. 2 dated as of March 27, 2003 among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 3 dated as of July 8, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 4 dated as of September 13, 2004 among the Company, the new guarantor named therein and BNY Midwest Trust Company as trustee and as further amended by Supplemental Indenture No. 5 dated as of December 22, 2004 among the Company, the new guarantors named therein and BNY Midwest Trust Company (successor trustee to Harris Trust and Savings Bank and The Bank of New York, as applicable) as trustee, and as further amended by Supplemental Indenture No. 6 dated as of August 11, 2006 among the Company, the new guarantor named therein and BNY Midwest Trust Company, as further amended by Supplemental Indenture

No. 7 dated as of November 30, 2006 among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 8 dated as of December 29, 2006 among the Company, the new guarantor named therein and BNY Midwest Trust Company as trustee, and as further amended by Supplemental Indenture No. 9 dated as of May 4, 2007, among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee.

4.	Indenture dated as of August 15, 2006 among the Company, the guarantors signatory thereto and BNY Midwest Trust Company as trustee, as amended by Supplemental Indenture No. 1 dated as of August 15, 2006 among the Company, the guarantors signatory thereto and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 2 dated as of November 30, 2006 among the Company, the new guarantors named therein and BNY Midwest Trust Company as trustee, as further amended by Supplemental Indenture No. 3 dated as of May 4, 2007, among the Company, the new guarantors named therein and BNY Midwest Trust Company as Trustee.

ANNEX III

Form of Opinion of DLA Piper US LLP

Barton Beers, Ltd. (the “Company”) has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the State of Maryland.

The Company has the corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantee. The Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantee have been duly authorized for execution and delivery by the Company. The sale and issuance by the Company of its Guarantee and the execution and delivery thereof has been duly authorized by requisite corporation action of the Company.

The execution, delivery, and performance by the Company of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantee does not and will not (A) conflict with the Charter or By-Laws of the Company, (B) contravene any statute, rule or regulation of the State of Maryland applicable to the Company and its properties, or (C) to such counsel’s knowledge, conflict with or violate any judgment, decree or order of any Maryland court or governmental agency or body applicable to the Company and its properties.

ANNEX IV

Form of Registration Rights Agreement